                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

     Filed by the registrant [X]
     Filed by a party other than the registrant [_]
     Check the appropriate box:
     [_] Preliminary proxy statement
     [X] Definitive proxy statement
     [_] Definitive additional materials
     [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                  ABC Bancorp
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                            Robert C. Hussle, Esq.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     [_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     [_] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.
     (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:
________________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1//
                                    -
________________________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
______________________________________________________________________________
     (2) Form, schedule or registration statement no.:
________________________________________________________________________________
     (3) Filing party:
________________________________________________________________________________
     (4) Date filed:
________________________________________________________________________________




___________________________
     /1// Set forth the amount on which the filing fee is calculated and state
      -
how it was determined.

                                   NOTICE OF

                                ANNUAL MEETING

                                      AND

                                PROXY STATEMENT



                        ______________________________


                                  ABC BANCORP

                        ______________________________



                        ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 18, 1995

                                  ABC BANCORP
                             310 FIRST STREET, S.E.
                            MOULTRIE, GEORGIA  31768

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 1995

To the Shareholders of ABC Bancorp:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of ABC Bancorp (the "Company") will be held at the American Banking Company, 225 South Main Street, Moultrie, Georgia 31768, on Tuesday, April 18, 1995, commencing at 4:15 p.m., local time, for the following purposes:

     (1)  to elect nine directors for a term of one year;

     (2) to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and to authorize a new class of "blank check" preferred stock; and

     (3) to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The close of business on March 31, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.

     Shareholders may receive more than one proxy because of shares registered in different names or addresses. Each such proxy should be marked, dated, signed and returned. Please check to be certain of the manner in which your shares are registered -- whether individually, as joint tenants, or in a representative capacity -- and sign the related proxy accordingly.

     A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during normal business hours, for a period of at least 10 days prior to the Annual Meeting at the Company's corporate offices located at the address set forth above.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to do so, please mark, date and sign the enclosed proxy and mail it promptly in the enclosed postage-prepaid envelope. Returning your proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

                                            By Order of the Board of Directors


Moultrie, Georgia                           /s/ Eugene M. Vereen
                                            ----------------------------------
April 4, 1995                               Eugene M. Vereen, Chairman

                                  ABC BANCORP
                            310 FIRST STREET, S.E.
                           MOULTRIE, GEORGIA  31768

                                PROXY STATEMENT

                              GENERAL INFORMATION


     This Proxy Statement and the accompanying form of proxy (which were first sent or given to shareholders on or about April 4, 1995) are furnished to shareholders of ABC Bancorp (the "Company") in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the American Banking Company, 225 South Main Street, Moultrie, Georgia 31768, on Tuesday, April 18, 1995, at 4:15 p.m., local time, and any adjournment or postponement thereof.

     A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All shares represented by a properly executed, unrevoked proxy will be voted on all matters presented at the Annual Meeting on which the shares are entitled to vote, unless the shareholder attends the Annual Meeting and votes in person. Proxies solicited will be voted in accordance with the instructions given on the enclosed form of proxy. UNLESS AUTHORITY IS WITHHELD IN THE MANNER INDICATED ON THE ENCLOSED FORM OF PROXY, IT IS INTENDED THAT PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS A
                                                    ---
DIRECTOR OF EACH OF THE NOMINEES NAMED HEREIN.

     Only shareholders of record at the close of business on March 31, 1995 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting.
On the Record Date, the outstanding capital stock of the Company consisted of 2,514,575 shares of common stock, par value $1.00 per share (the "Common Stock"). All holders of Common Stock are entitled to cast one vote per share held as of the Record Date.

     The cost of preparing and mailing proxy materials will be borne by the Company. In addition to solicitation by mail, solicitations may be made by officers and other employees of the Company in person or by telephone, telecopier or telegraph. Brokerage houses, custodians, nominees and fiduciaries will be reimbursed for the expenses of sending proxy materials to the beneficial owners of Common Stock held of record on behalf of such persons.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 31, 1995, by each person who is known to the Board of Directors of the Company to own beneficially five percent (5%) or more of the outstanding Common Stock.

                                        NUMBER OF SHARES OF COMMON
 NAME AND ADDRESS OF BENEFICIAL OWNER    STOCK BENEFICIALLY OWNED     PERCENT OF CLASS (1)
 -------------------------------------- ---------------------------   --------------------
Eugene M. Vereen, Jr.                           302,478 (2)                  12.0%
52 Cherokee Road
Moultrie, Georgia  31678

___________________


(1) Based upon 2,514,575 shares of Common Stock outstanding, which does not include options for 20,000 shares of Common Stock granted to Mr. Hunnicutt.

(2) Includes 24,000 shares held as co-trustee under an agreement for the benefit of a trust established by Wyolene N. Vereen, Mr. Vereen's deceased mother; 1,380 shares owned by M.I.A., Co., a corporation of which Mr. Vereen is President; 2,400 shares owned by his wife and 219,490 shares owned by his four children, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement; and 4,000 shares owned by Funston Gin Company, Inc., a corporation owned by Mr. Vereen's daughter and son-in-law, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement.


SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock, as of the Record Date, by the directors, nominees for election as directors, executive officers named in the Summary Compensation Table set forth below and by all directors and executive officers as a group.




                                                                  COMMON STOCK
                                    POSITION WITH THE        BENEFICIALLY OWNED AS
    NAME OF BENEFICIAL OWNER             COMPANY             OF MARCH 31, 1995 (1)       PERCENT OF CLASS
- --------------------------------         -------             ----------------------      ----------------
J. Raymond Fulp                          Director                    18,000                      *

Kenneth J. Hunnicutt (2)            Chief Executive Officer,         44,080                      1.7%
                                     President and Director

                                                                  COMMON STOCK
                                    POSITION WITH THE         BENEFICIALLY OWNED AS
    NAME OF BENEFICIAL OWNER             COMPANY              OF MARCH 31, 1995 (1)       PERCENT OF CLASS
- --------------------------------         -------             ----------------------      ----------------
Bobby B. Lindsey (3)                     Director                      30,095                    1.2%
Willard Lasseter (4)                     Director                      54,000                    2.1%
Hal L. Lynch                             Director                       6,000                    *
Joseph C. Parker                         Director                       7,096                    *
Eugene M. Vereen, Jr. (5)                Director                     302,478                   12.0%
Doyle Weltzbarker (6)                    Director                      43,999                    1.7%
Henry C. Wortman (7)                     Director                      12,656                    *
All directors, nominees for                                           523,816                   20.7%
election as directors and
executive officers as a group
(14 persons including those
listed above)

____________________

*Less than 1%.

(1) Except as otherwise specified, each individual has sole and direct beneficial ownership interest and voting rights with respect to all shares of Common Stock indicated.

(2) Includes options to acquire 20,000 shares (See "EXECUTIVE COMPENSATION AND OTHER INFORMATION"), 1,480 shares owned by a partnership in which Mr. Hunnicutt is a partner and 600 shares owned by a partnership of which Mr. Hunnicutt's wife is a partner.

(3) Includes 5,000 shares owned by Mr. Lindsey's son, with whom he shares investment and voting power, 575 shares owned jointly by Mr. Lindsey and his son, 500 shares owned by Mr. Lindsey's wife, with whom he shares investment and voting powers, 4,000 shares owned by Dixie Oil Co., 4,000 shares owned by Dixie Gas & Oil Co., 4,000 shares owned by Dixie Petroleum Co., 4,000 shares owned by L & L Oil Co. and 4,000 shares owned by L.D. Advertising Co., all corporations of which Mr. Lindsey is the President.

(4) Includes 2,000 shares owned by Mr. Lasseter's wife, with whom Mr. Lasseter shares investment and voting power, and 22,000 shares owned by Lasseter Tractor Company, a corporation of which Mr. Lasseter is President.

(5) Includes 24,000 shares held as co-trustee under an agreement for the benefit of a trust established by Wyolene N. Vereen, Mr. Vereen's deceased mother; 1,380 shares owned by M.I.A., Co., a corporation of which Mr. Vereen is President; 2,400 shares owned by his wife and 219,490 shares owned by his four children, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement; and 4,000 shares owned by Funston Gin Company, Inc., a corporation all of the outstanding shares of capital stock of which are owned by Mr. Vereen's daughter and son-in-law, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement.

(6) Includes 12,500 shares owned by the profit-sharing plan of West End Milling Company, a corporation of which Mr. Weltzbarker is President, and 12,213 shares held by the West-End Milling Company ESOP Trust of which Mr. Weltzbarker serves as Trustee and as to which Mr. Weltzbarker disclaims beneficial ownership.

(7) Includes 2,021 shares owned by Mr. Wortman's wife, with whom Mr. Wortman shares investment and voting power, and 3,268 shares held as co-trustee with Mr. Wortman's wife for the benefit of their children, Henry C. Wortman, Jr. and Debra Kay Wortman Ingram.


                       PROPOSAL I:  ELECTION OF DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of no fewer than seven nor more than 15 directors. The Board of Directors currently consists of nine members.

     Management has nominated and the Board of Directors recommends the election of each of the nominees set forth in the following table as a director of the Company until the next annual meeting of shareholders or until his successor is duly elected and qualified. All of the nominees are currently serving as directors of the Company. All nominees have consented to serve on the Board of Directors if elected by the shareholders. If a nominee is unable to serve as director, the proxy will be voted for a nominee named by the Board of Directors in his stead by those persons named to vote the proxies. The Board of Directors has no reason to believe that any nominee will be unable to serve.


                                                Principal Occupation for
                                                Last Five Years and Other
Name, Age and Term as Director                         Directorships
- ------------------------------                  --------------------------

Eugene M. Vereen, Jr., 74         Chairman of the Board of ABC Bancorp since
Director since 1981               1981 and Chief Executive Officer from 1981 to
                                  1994. Mr. Vereen is also a Director of
                                  American Banking Company ("American Bank"),
                                  The Bank of Quitman ("Quitman Bank"), Bank of
                                  Thomas County ("Thomas Bank"), The Citizens
                                  Bank of Tifton ("Tifton Bank") and Cairo
                                  Banking Company ("Cairo Bank"), each such bank being a wholly-owned subsidiary of the Company. Mr. Vereen is President of M.I.A.,
                                  Co., a real estate holding and investment company, and has previously served as Senior
                                  President of American Bank. He now serves as President Emeritus of American Bank. From 1951 until its sale in 1983, Mr. Vereen served as Chairman of the Board of Moultrie Insurance
                                  Agency.

J. Raymond Fulp, 50               Director of Tifton Bank since 1987.
Director since 1989               Mr. Fulp has been a pharmacist since 1969.
                                  Since 1974, he has been co-owner of Midtown
                                  Pharmacy in Tifton.

Kenneth J. Hunnicutt, 58          Chief Executive Officer of ABC Bancorp since
Director since 1981               1994 and President since 1981. Mr. Hunnicutt
                                  served as Senior President of American Bank from 1989 to 1991 and as President of American
                                  Bank from 1975 to 1989 and currently serves as a Director of American Bank, Quitman Bank,
                                  Thomas Bank, Tifton Bank and Cairo Bank. Mr.
                                  Hunnicutt is the Chairman of the Board of Thomas Bank and Cairo Bank.

Bobby B. Lindsey, 65              Chairman of the Board and Chief Executive
Director since 1994               Officer of Tifton Bank since 1986. Mr. Lindsey
                                  has served as President of Dixie Oil Company, Gasmarts, Inc., Dixie Gas & Oil Company, Dixie
                                  Petroleum Company, Dixie Oil Distributing
                                  Company, Dixie Oil, Florida, L & L Oil
                                  Company, Dixie Petroleum Company of Alabama,
                                  Red Diamond Oil Company, Best Petroleum
                                  Company, Dixie Refineries, Inc., each a
                                  petroleum company, Lenox Enterprises, Inc., an oil retail company and L.D. Advertising
                                  Company, an advertising agency, all since prior to 1978.

Willard Lasseter, 65              Vice Chairman of the Board of ABC Bancorp
Director since 1982               since 1992. Chairman of the Board of American
                                  Bank since 1990 and Director of American Bank since 1971, Mr. Lasseter also served as Vice
                                  Chairman of the Board of American Bank from 1984 to 1990. Mr. Lasseter also serves as a Director of Cairo Bank and Thomas Bank. Since
                                  1959, Mr. Lasseter has owned and operated
                                  Lasseter Tractor Company, a John Deere
                                  dealership. He is also engaged in agricultural operations.

Hal L. Lynch, 65                  President of Lynch Management Company, which
Director since 1992               manages automobile dealerships in Florida and
                                  Georgia. Mr. Lynch has been in the automobile business since 1953.

Joseph C. Parker, 67              Director of American Bank since 1971 to 1993.
Director since 1993               Mr. Parker is a retired farmer.

Doyle Weltzbarker, 60             Director of Quitman Bank since 1975.  From
Director since 1985               1982 until 1987, Mr. Weltzbarker served as
                                  Vice Chairman, and currently serves as
                                  Chairman, of the Board of Directors of Quitman
                                  Bank. Since 1985, Mr. Weltzbarker has served as a director and President of West End
                                  Milling Company, a feed manufacturing
                                  business, and Brooksco Dairy, Inc. and Dixie
                                  Hog Corporation, both livestock and farming businesses. Mr. Weltzbarker also serves on the board of Georgia-Florida Fertilizer Co. and on the advisory board of Norfolk Southern
                                  Corporation, which owns the Norfolk Southern
                                  Railroad.

Henry C. Wortman, 57              Vice Chairman and Director of Quitman Bank
Director since 1990               since 1988. Mr. Wortman has been a principal
                                  partner of Jackson & Wortman, a dairy and general farming operation based in Quitman, Georgia, since 1965.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company does not have a standing nominating committee. However, the Company does have an Executive and Loan Committee comprised of six directors, a majority of whom are neither officers nor employees of the Company. The Executive and Loan Committee is authorized to exercise all of the powers of the Board of Directors, except the power to declare dividends, elect directors, amend the bylaws, issue stock or recommend any action to shareholders. The Executive and Loan Committee, among other things, considers and makes recommendations to the Board regarding the size and composition of the Board of Directors, recommends and nominates candidates to fill Board vacancies that occur and recommends to the Board the director nominees for whom the Board will solicit proxies. The current members of the Executive and Loan Committee are Messrs. Vereen, Hunnicutt, Lasseter, Lindsey, Lynch and Weltzbarker.

     The members of the Company's compensation committee, established in 1992, are Messrs. Vereen, Hunnicutt, Lasseter and Weltzbarker. The duties of the Compensation Committee are generally to establish the salaries, bonuses, management perquisites and other compensation of the officers of the Company and each of the Banks.

     The Company also has an Audit Committee consisting of seven members. One of the Audit Committee members is a director of the Company and each of the remaining six members is a director of a subsidiary Bank. Mr. Lasseter currently represents the Company on this committee. The other members of the Audit Committee are Grady Williams (Chairman), Raymond Fulp, Henry Wortman, John Briggs, Lynn Jones and Maurice Chastain. The Audit Committee meets as required to review the audits performed by the Federal Deposit Insurance Corporation, the Department of Banking and Finance of the State of Georgia, the independent accountants of Mauldin & Jenkins and the internal auditors of the Company and its subsidiary banks.

     In 1994, the Board of Directors held 13 meetings. The Executive and Loan Committee held 12 meetings, the Compensation Committee held one meeting and the Audit Committee held one meeting. Each director attended at least 75% of all meetings of the full Board of Directors and of those Committees on which he served in 1994.


           EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information as to all cash and non-cash compensation paid or accrued during each of the last three fiscal years to the Company's Chief Executive Officer and to each other executive officer of the Company whose total cash compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                   ----------------------------------------
                                       ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                           -----------------------------------------           ------           -------

    NAME AND                                                          RESTRICTED                             ALL OTHER
    PRINCIPAL                                         OTHER ANNUAL      STOCK        OPTIONS/    LTIP         ANNUAL
   POSITION(1)       YEAR     SALARY(2)     BONUS     COMPENSATION      AWARD          SARS     PAYOUTS     COMPENSATION
   --------          ----     ------        -----     ------------      -----          ----     -------     ------------
Eugene M. Vereen,    1994    $ 86,625        ---          ---            ---            ---       ---          ---
Jr., Chairman of     1993    $ 80,716        ---          ---            ---            ---       ---          ---
the Board            1992    $ 73,933        ---          ---            ---            ---       ---          ---


Kenneth J.           1994    $179,975      $15,334        ---            ---            ---       ---       $22,500 (3)
Hunnicutt, Chief     1993    $167,740      $ 8,242        ---            ---            ---       ---       $22,402 (3)
Executive Officer,   1992    $137,598      $ 9,712        ---            ---         5,000 (4)    ---       $19,083 (3)
President and
Director

_____________________
(1) Mr. Vereen served as the Company's Chief Executive Officer until June 1994, after which Mr. Hunnicutt has served as the Chief Executive Officer.

(2) Includes directors fees and, in the case of Mr. Hunnicutt, amounts contributed to the investment account under the Deferred Compensation Agreement equal to $15,300 in each of 1994, 1993 and 1992.

(3) Represents amounts contributed by the Company to the Simplified Employee Pension Plan.

(4) This option was granted pursuant to the Company's 1992 Incentive Stock Option Plan for K. J. Hunnicutt (the "1992 Plan") at an exercise price of $9.00 per share. The option first becomes exercisable in 1997 and vests at a rate of 1,000 shares per year.


STOCK OPTION YEAR-END VALUES

     The following table sets forth information with respect to the number and value of unexercised options and SARs held as of the end of the last fiscal year for each of the executive officers named in the Summary Compensation Table.



                       FISCAL YEAR-END OPTION/SAR VALUES

                             NUMBER OF SECURITIES                       VALUE OF UNEXERCISED IN-THE-
                           UNDERLYING UNEXERCISED                         MONEY OPTIONS/SARS AT FY-
                         OPTIONS/SARS AT FY-END (#)                             END ($) (1)
                         ---------------------------                   --------------------------------
NAME                     EXERCISABLE     UNEXERCISABLE                 EXERCISABLE       UNEXERCISABLE
- ----                     -----------     -------------                 -----------       -------------
Eugene M. Vereen, Jr.          ---            ---                          ---                ---
Kenneth J. Hunnicutt        20,000 (2)     5,000 (3)                   $115,000 (2)        $15,000 (3)

_________________
(1) The fiscal-year end values are calculated based upon the last known sales price for the Common Stock on December 30, 1994.

(2) This option, which first became exercisable in 1990, was granted in 1985 pursuant to the 1985 Incentive Stock Option Plan and has an exercise price of $6.25 per share.

(3)  This option was granted pursuant to the 1992 Plan.


DEFERRED COMPENSATION AGREEMENT

     In 1986, the Company entered into a Deferred Compensation Agreement with Mr. Hunnicutt. Pursuant to this Agreement, which is fully funded by insurance, the Company has agreed to pay Mr. Hunnicutt deferred compensation in the event of his retirement, disability or death or termination of his employment, in the amounts and for the periods set forth below.


     Event                           Amount                  Number of Months
- -----------------              ------------------            ----------------
Normal retirement              $3,750/month                         180

Early retirement               Value of investment                  120
                               account (1)

Disability                     $3,750/month if during               180
                               normal retirement

                            Value of investment                120
                            account if prior to
                            to retirement (1)

Death during normal         $5,000/month                 Balance of 180 months
 retirement

Death during early          $5,000/month                 Balance of 120 months
 retirement

Death prior to
 retirement                 $5,000/month                       180

Termination of              Value of investment                120
 employment                 account (1) (2)

____________________

(1) The balance of the investment account as of the dates set forth below is as follows:

                  Date           Balance
               -----------------------------
               12/15/94.............$224,000
               12/15/95.............$244,000
               12/15/96.............$265,000
               12/15/97.............$286,000
               12/25/98.............$310,000
               12/15/99.............$336,000
               12/15/2000...........$360,000

(2) Mr. Hunnicutt may elect: (i) not to receive the value of the investment account upon termination of his employment; and (ii) to receive normal retirement benefits of $3,750 per month for 180 months when he reaches normal retirement age.


     In the fiscal year ended December 31, 1994, $37,554 was accrued, but not paid, to Mr. Hunnicutt pursuant to this Agreement.

SALARY CONTINUATION AGREEMENT

     In 1984, the Company entered into a Salary Continuation Agreement with Mr. Hunnicutt to the effect that, if Mr. Hunnicutt remains in the Company's employ until he reaches age 65, he will be entitled to receive 15 annual payments of $33,750 in compensation for various consulting and advisory services to be provided to the Company and/or its senior executives over a 15-year period. This Agreement has been fully funded by insurance.

EXECUTIVE EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Mr. Hunnicutt effective as of September 20, 1994 (the "Employment Agreement") pursuant to which Mr. Hunnicutt agreed to serve as the President and Chief Executive Officer of the Company for an initial term of five years, provided that the term is automatically extended for an additional one year term on the anniversary of the effective date of the Employment Agreement unless either party gives written notice to the other party not to so extend the term within 90 days prior to an anniversary, in which event no further extension of the term shall occur. Notwithstanding the foregoing, the Employment Agreement automatically terminates when Mr. Hunnicutt attains age 68. The Employment Agreement provides that Mr. Hunnicutt will receive a base salary of $150,000.

     In addition, the Employment Agreement provides that Mr. Hunnicutt is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as the President and Chief Executive Officer of the Company. The Employment Agreement also provides other benefits typical in employment agreements with chief executive officers. The Employment Agreement further provides that, in the event of termination, the Company will pay to Mr. Hunnicutt (i) his base salary and annual bonus through the date of termination if he is terminated by the Company's Board of Directors for "cause" (as defined in the Employment Agreement) and (ii) his base salary and annual bonus through the date of termination and, for three additional 12-month periods, his base salary and a bonus in an amount determined pursuant to the terms of the Employment Agreement if his employment is terminated by him for "good reason" (as defined in the Employment Agreement).

     If Mr. Hunnicutt elects to terminate his employment upon 90 days notice, then the Company will pay him his annual salary and annual bonus through the date of termination. In the event of Mr. Hunnicutt's death, the Company will permit for a period of three months his personal representative(s) or heirs to require the Company to purchase all outstanding stock options previously granted to Mr. Hunnicutt, whether or not such options are then exercisable, at a cash purchase price equal to the amount which the aggregate fair market value of such options exceed their exercise price. Finally, the Employment Agreement also imposes certain restrictive covenants which limit Mr. Hunnicutt's ability to compete with the Company or divulge certain confidential information concerning the Company for two years following the termination of his employment.

EXECUTIVE CONSULTING AGREEMENT

     On September 20, 1994, the Company entered into an Executive Consulting Agreement with Eugene M. Vereen, Jr., as amended on March 30, 1995 (as so amended, the "Executive Consulting Agreement"), pursuant to which Mr. Vereen agreed to provide certain consulting services to the Company following his retirement or resignation as chairman of the Board of Directors for a period of six years, provided that the agreement automatically terminates upon Mr. Vereen's 80th birthday. The Executive Consulting Agreement provides that Mr. Vereen will provide consulting services to the Company when requested by the Company's Chief Executive Officer and the Company will pay Mr. Vereen the sum of $87,500 per year for his services thereunder. In addition, Mr. Vereen is entitled to reimbursement for his reasonable expenses incurred in connection with his duties under the Executive Consulting Agreement. Finally, the Executive Consulting Agreement imposes certain restrictive covenants on Mr. Vereen's ability to compete with the Company or divulge certain confidential information concerning the Company during its term and for a period of two years following the termination thereof.

COMPENSATION OF DIRECTORS

     All directors receive a fee of $300 per month. Board of Directors' meetings are held monthly. In addition, Mr. Vereen receives $500 per month for serving as Chairman of the Board of Directors and $4,892 per month for serving as Chairman of the Executive and Loan Committee of the Board of Directors. Members of the Executive and Loan Committee (except Mr. Hunnicutt) receive a fee of $200 per month, and members of the Audit Committee receive $200 per meeting.


             PROPOSAL II:  PROPOSAL TO AMEND AND RESTATE ARTICLE V
               OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO
               INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
             STOCK TO 10,000,000 AND TO AUTHORIZE 5,000,000 SHARES
                OF A NEW CLASS OF "BLANK CHECK" PREFERRED STOCK.

     The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval, an amendment to the Company's Articles of Incorporation to provide therein for an increase to 10,000,000 shares of Common Stock, $1.00 par value, in one or more series with voting rights as determined by the Board of Directors, and the creation of 5,000,000 shares of "Blank Check" Preferred Stock. The text of the proposed amendment is attached hereto as Appendix A.

     The Board of Directors believes the authorization of the increase in the number of shares of Common Stock and the creation of the Preferred Stock is in the best interests of the Company and its shareholders, and believes it advisable to authorize such shares to have them available for, among other things, possible issuance in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies, implementation of employee benefit plans, and otherwise. The additional shares of Common Stock may be voting or non-voting as determined in the Board's sole discretion with no further authorization by security holders required for the creation and issuance thereof.

     The term "Blank Check" Preferred Stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof (collectively, the

"Limitations and Restrictions") are determined by the board of directors of a company. As such, the Board of Directors of the Company will, in the event of the approval of this proposal by the Company's shareholders, be entitled to authorize the creation and issuance of 5,000,000 shares of Preferred Stock in one or more series with such Limitations and Restrictions as may be determined in the Board's sole discretion, with no further authorization by security holders required for the creation and issuance thereof.

     The Board of Directors is required to make any determination to issue shares of Common Stock or Preferred Stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could also be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's currently outstanding Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders and the Company.

     While the Company may consider effecting an equity offering of Common or Preferred Stock or otherwise issuing such stock in the proximate future for purposes of raising additional working capital, acquiring related businesses or assets or otherwise, the Company, as of the date hereof, has no agreements or understandings with any third party to effect any such offering or acquisition, or to purchase any shares offered in connection therewith, or to vote any such shares, and no assurances are given that any offering will in fact be effected or that an acquisition pursuant to which such shares may be issued will be proposed and consummated. Therefore, the terms of any Preferred Stock subject to this proposal cannot be stated or estimated with respect to any or all of the securities authorized.

     Approval of the amendment to the Company's Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock which are entitled to vote at the Annual Meeting. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting FOR the approval of the amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 10,000,000 SHARES AND TO AUTHORIZE 5,000,000 SHARES OF A NEW CLASS OF "BLANK CHECK" PREFERRED STOCK.

                              CERTAIN TRANSACTIONS

     The Company and its five subsidiary banks (the "Banks") have had, and expect to have in the future, banking transactions in the ordinary course of business with directors and officers of ABC Bancorp and the Banks and their associates, including corporations, partnerships and other organizations in which such directors and officers have an interest. At December 31, 1994, certain officers and directors, and companies in which they have a 10% or more beneficial interest, were indebted to the Banks in the aggregate amount of approximately $7,234,000. The Company's Board of Directors believes that the terms of such loans (including interest rates, collateral and repayment terms) are fair and equitable and are substantially the same as terms prevailing at the time such loans were made for comparable transactions with unrelated parties. Such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

     On December 26, 1984, the Company purchased real property and buildings from M.I.A., Co., a Georgia corporation of which Eugene M. Vereen, Jr., Chairman of the Board of the Company, is President, for use in expansion of the facilities of the Company. The Company acquired the buildings for $160,000, of which $150,000 is evidenced by a promissory note payable to M.I.A., Co. over 10 years with interest, payable monthly, at the rate of 12% per annum. The note is secured by a security deed on the real property and buildings in favor of M.I.A., Co. The purchase price was based on an appraisal of $168,000, as determined by an independent appraiser. The note was paid in full in December 1994.

     Since November 1, 1991, the Company has leased a building from Mr. Hunnicutt and an unrelated third party that is used as the Company's operations center in Moultrie, Georgia. Annual rent payments total $30,000 per year and are paid in $2,500 monthly installments. The lease expires on November 1, 1996, but the Company has an option to renew the lease for an additional five year term.


                      COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. They are also required to furnish the Company with copies of all
Section 16(a) forms they file with the SEC.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all the Company's officers, directors and greater than ten percent shareholders complied with all applicable Section 16(a) filing requirements subject to the following exceptions. Henry C. Wortman did not report the acquisition of 1,000 shares in May 1994 until he filed his Form 4 in August of 1994. Bobby B. Lindsey did not report the acquisition of 300 shares in May 1994 until he filed his Form 4 in August 1994. Cindi H. Lewis did not report the acquisition of 100 shares in May 1994 until she filed her Form 4 in August 1994. Donald L. Stripling did not report the acquisition of 63 shares in May 1994 until he filed late his Form 4 in June 1994. The West End Milling Company Employee's Stock Ownership Plan of which Mr. Doyle Weltzbarker is the trustee did not report the acquisition of 10,000 shares in May 1994 until it filed its Form 4 in September 1994. J. Raymond Fulp did not report the acquisition of 4,000 shares acquired in May 1994 until he filed his Form 4 in September 1994.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Mauldin & Jenkins as the Company's independent public accountants for the fiscal year ending December 31, 1994. Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.


                                 OTHER MATTERS

     The Board of Directors does not contemplate bringing before the Annual Meeting any matter other than those specified in the Notice of Annual Meeting of Shareholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in accordance with the best judgment of the persons acting under the proxies.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 1995 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company, directed to the attention of the Secretary, not later than December 5, 1995. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                                   FORM 10-K

     Upon receipt of a written request, the Company will, without charge, furnish any owner of Common Stock a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 1994, including financial statements and the schedules thereto. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to the Secretary of the Company at the address indicated on the front of this Proxy Statement.


Moultrie, Georgia                         By Order of the Board of Directors
April 4, 1995

                                          /s/Eugene M. Vereen
                                          ----------------------------------
                                          Eugene M. Vereen, Chairman

                                   APPENDIX A
                           TEXT OF PROPOSED ARTICLE V
                        OF THE ARTICLES OF INCORPORATION
                                       OF
                                  ABC BANCORP

The maximum amount of shares of stock that this corporation shall be authorized to issue shall be 15,000,000 shares which are to be divided into two classes as follows:

     10,000,000 shares of Common Stock, par value $1.00 per share; and

     5,000,000 shares of Preferred Stock.

The Common Stock may be created and issued from time to time in one or more series with voting rights for each series as determined by the Board of Directors of the Corporation and set forth in the resolution or resolutions providing for the creation and issuance of the stock in such series. The Preferred Stock may be created and issued from time to time in one or more series with such designations, preferences, limitations, conversion rights cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as determined by the Board of Directors of the Corporation and set forth in the resolution or restrictions providing for the creation and issuance of the stock in such series.

                                  ABC BANCORP
                             310 FIRST STREET, S.E.
                            MOULTRIE, GEORGIA 31768

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints EUGENE M. VEREEN, JR. AND KENNETH J. HUNNICUTT, and each of them, with full power of substitution, the proxies and attorneys of the undersigned at the Annual Meeting of Shareholders of ABC Bancorp to be held on Tuesday, April 18, 1995 at the American Banking Company, 225 South Main Street, Moultrie, Georgia 31768, at 4:15 p.m., local time, and at any adjournment or postponement thereof, and hereby authorizes them to vote as designated below at such meeting all the shares of Common Stock of ABC
Bancorp held of record by the undersigned as of March 31, 1995.   The
undersigned hereby acknowledges receipt of the Annual Report of the Company for the fiscal year ended December 31, 1994 and the Notice of Annual Meeting and Proxy Statement of the Company for the above-mentioned Annual Meeting of Shareholders.

I.   Election of the following nominees to the Board of Directors:

[_]  FOR all nominees listed                          [_]  WITHHOLD
     below (except as marked                               AUTHORITY
     to the contrary below)                                to vote for all
                                                           nominees listed
                                                           below

     J. Raymond Fulp            Kenneth J. Hunnicutt         Willard Lasseter
     Bobby B. Lindsey           Hal L. Lynch                 Joseph C. Parker
     Eugene M. Vereen, Jr.      Doyle Weltzbarker            Henry C. Wortman

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW:

________________________________________________________________________________

     IF THIS FORM OF PROXY IS EXECUTED BY THE UNDERSIGNED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, THIS FORM OF PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

II. Amendment to Article V of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock and to authorize a new class of "Blank Check" Preferred Stock.

     [_] FOR      [_] AGAINST        [_] ABSTAIN


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE AND FOR PROPOSAL II, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                     [PLEASE SIGN PROXY ON FOLLOWING PAGE]

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


        Print Name(s)     _________________________

        Signature         _________________________

        Signature if
        Held Jointly      _________________________

        Dated:            _________________________, 1995


     Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian, attorney or corporate officer, please give full title as such. Joint owners should each sign.